UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 9, 2005

Stonepath Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16105	65-0867684
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

World Trade Center
2200 Alaskan Way, Suite 200
Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 336-5400

1930 Sixth Avenue South, Suite 401
Seattle, Washington 98134
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                                         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 9, 2005, the loan documents described in, and filed as exhibits to, the Current Report on Form 8-K of Stonepath Group, Inc. (the “Company”) dated August 31, 2005 were released from escrow and loan proceeds of $18 million were disbursed, $15.2 million of which was applied to prepay and retire the outstanding indebtedness of the Company and its domestic subsidiaries under the Loan and Security Agreement dated May 15, 2002 between LaSalle Business Credit, Inc., the Company, and certain of the Company’s domestic subsidiaries (which Loan and Security Agreement had been amended on several occasions and assigned to Zohar II 2005-1, Limited, an affiliate of Patriarch Partners, LLC ). The Company has recorded a charge of approximately $1 million during the current quarter reflecting the prepayment fee, deferred loan costs, and expenses incident to the prepayment of the Patriarch credit facility.

The new loan documents provide for a new $25 million domestic revolving credit facility and have the principal terms described in the Company’s Current Report on Form 8-K dated August 31, 2005 and in Exhibits 10.23 through 10.28 thereto, which description and Exhibits are incorporated herein by reference.

A copy of the Company’s press release dated September 9, 2005 announcing the completion of this financing is attached as an Exhibit to this Form 8-K.

Item 3.02               Unregistered Sales of Equity Securities

On September 9, 2005, the $10,000,000 Secured Convertible Minimum Borrowing Note (the “Note”) and Common Stock Purchase Warrant (the “Warrant”) included in the new domestic credit facility were released to Laurus Master Fund, Ltd..  The Note is initially convertible into 9,259,259 shares of the Company’s Common Stock during its three year term at $1.08 per share, subject to customary anti-dilution adjustments. The Warrant is convertible into 2,500,000 shares of the Company’s Common Stock during its five year term at the following exercise prices: $1.13 for the first 900,000 shares purchased, $1.41 for the next 700,000 shares purchased, $4.70 for the next 450,000 shares purchased, and $7.52 for the remaining 450,000 shares.  The Note and the Warrant were issued in a transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits

Exhibit	Description

10.23

Security Agreement dated August 31, 2005 by and among Laurus Master Fund, Ltd, the Company, and the subsidiaries identified therein (incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed on September 7, 2005)

10.24	Secured Convertible Minimum Borrowing Note dated August 31, 2005 (incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K filed on September 7, 2005)

10.25	Secured Revolving Note dated August 31, 2005 (incorporated by reference to Exhibit 10.25 to the Company’s Current Report on Form 8-K filed on September 7, 2005)

10.26	Common Stock Purchase Warrant dated August 31, 2005 (incorporated by reference to Exhibit 10.26 to the Company’s Current Report on Form 8-K filed on September 7, 2005)

10.27

Minimum Borrowing Note Registration Rights Agreement dated August 31, 2005 by and among the Company and Laurus Master Fund (incorporated by reference to Exhibit 10.27 to the Company’s Current Report on Form 8-K filed on September 7, 2005)

10.28	Escrow Letter dated August 31, 2005 (incorporated by reference to Exhibit 10.28 to the Company’s Current Report on Form 8-K filed on September 7, 2005)

99.1	Press Release dated September 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONEPATH GROUP, INC.

Date: September 15, 2005	By:	/s/ Robert Christensen
Robert Christensen,
Chief Accounting Officer